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                          MFS(R) WORLD GOVERNMENTS FUND
                       Supplement to the Current Prospectus


For each of the funds listed above, the description of portfolio manager under the "Management of the Fund Investment Adviser" section is hereby revised as follows: Stephen C. Bryant is the portfolio manager of the Fund. Mr. Bryant, a Senior Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since 1987.

                 The  date of this  Supplement  is  January  2, 1998.